DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Premier California Municipal Bond Fund for the 12-month period ended January 31, 1998, as shown in the following table:

                                                                    TOTAL RETURN*              DISTRIBUTION RATE*
                                                                    ___________                _______________
           Class A................................                      9.27%                        4.45%
           Class B................................                      8.69%                        4.15%
           Class C................................                      8.42%                        3.83%

The Economy
    Throughout the reporting period, the economy manifested remarkable strength with few signs of upward price pressure. Measures of consumer optimism remained near record high levels: Consumer spending, which accounts for about two-thirds of all economic activity, increased 3.3% in 1997, the largest gain since 1994. A greater percentage of Americans were employed at the end of the reporting period than at any time since the government began recording employment numbers in 1948. Plentiful jobs, low inflation, and low interest rates have proved to be a winning combination. The unemployment rate averaged only 4.9% for all of 1997, near a 25-year low. It had been widely anticipated that such healthy employment conditions would ignite a resurgence in inflation. Yet throughout this period of dramatic gains in new jobs, inflation was quiescent. Fears that a tight labor market would result in inflation-inducing wage hikes were not realized: Instead, enormous investments in new equipment and technology enabled companies to offset rising costs with gains in productivity. On the inflation front, the Consumer Price Index rose only 1.7% in 1997, its smallest annual increase in 11 years, and almost half the rate of 1996. The Producer Price Index, which measures inflation at the wholesale level actually fell 1.2% last year. In 1997, the economy expanded by 3.8%, the fastest rate since 1988. Such economic growth without inflation has caused tax revenues at national, state and local levels to surge, and has resulted in prospects for the first balanced Federal budget in almost 30 years!
    Bond yields ended the reporting period at their lowest levels in decades. Low inflation and the prospect of reduced Federal borrowing due to the improved condition of the budget have been a tonic for U.S. credit markets. Even the economic crisis in Asia has played a role in helping to reduce interest rates as foreign capital sought a safer investment haven in U.S. fixed income securities. Meanwhile, the Federal Reserve Board (the "Fed") has chosen to keep monetary policy steady during the Asian economic turmoil of the last several months. Of course, the lack of inflation has also played a major role in staying the Fed's hand from raising interest rates, despite the surging economy and tightening labor market. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (FOMC), the policy-making arm of the Fed, hiked the Federal Funds rate by one-quarter of a percent to 5.5%.
    That low interest rates have helped stimulate the economy can be seen in two interest-rate sensitive economic sectors, housing and automobiles, which have remained strong. Economists estimate that new home sales for 1997 were at a 19-year high.
    The production side of the economy has also been strong. Through year-end, industrial production had risen for 14 consecutive months. Many economists (Fed Chairman Alan Greenspan among them) think that the Asian crisis may help slow our rate of economic growth. If so, it may allow the Fed to refrain from any monetary tightening over the near term. The dynamics are in place for such a slowdown. The dollar has risen sharply versus Asian currencies, making our exports more expensive. Because of this strength in the dollar, imports to the U.S. from Asia are likely to become cheaper, further dampening inflation. As Chairman Greenspan said in his testimony to the Senate Budget Committee, "The likelihood that we shall be seeing some lower prices on imported goods as a result of the difficulties in Asia may afford some breathing room from inflation pressures."

    Of course, we are mindful that there are factors that can adversely affect the current, almost ideal economic climate. Wage pressures, still in check relative to inflation, began to inch higher at the end of the reporting period. Asian demand may remain stronger than currently anticipated. It is clear that the almost relentless strength in the economy has been a continuing concern of the Fed. Another preemptive hike in interest rates could occur if the economy does not slow.
Market Environment
    During the year, the California market took its cues from the direction of the economy and continually fine-tuned price levels based on the releases of financial news and other economic data. Almost daily, it seemed, news suggested that the economy was strengthening or weakening, or that the Federal Reserve was about to tighten or ease interest rates, and the market reacted accordingly. Issuers in the State of California sold their refunding debt in an attempt to lower their cost of borrowing. Over the past twelve months, we have seen periods of price volatility, but the persistent trend in prices has been gradually upward. There were very few instances during the fiscal year when bids flagged completely; for the most part, retail buyers and institutional portfolios supported the market throughout the year. Occasionally, buyers would absent themselves from the market, but most often the causes were a lack of supply or declining yield levels, rather than declining credit-quality or economic conditions. When yields declined, the Fund was among the absentees. It seemed much more prudent to retain a solid level of income rather than replace higher yielding holdings with lower yielding new issues.
    Not to be overlooked is the improvement in the municipal universe's financial condition, which was aided by our national economic expansion: the creditworthiness of municipalities, at both the state and local levels, has risen to record levels. Increased tax receipts, along with improved financial management practices and better fiscal discipline, should be credited with bettering the municipalities' financial picture, and helping to maintain a positive municipal market environment. Financial results for the State of California were favorable during the year but remained narrowly balanced. The State's financial flexibility continues to be limited by structural problems, such as restrictions imposed by initiatives, including strict property tax limits and a mandated share of the budget that must be devoted to education. Portfolio Overview
    Throughout 1997, we held steadfast in our decision to maintain a relatively aggressive position with the portfolio despite the tone of the municipal market which was, at times, wrought with uncertainty. We felt that attempting to predict market changes would be difficult at best. Instead, we focused our efforts on finding the value within the secondary market. This was accomplished by buying slightly longer maturities in the 20- to 25-year range with a focus on purchasing discount bonds to counterbalance the income-producing premium bonds already owned. This was difficult to accomplish at times, given the limited availability of longer-maturity, liquid, discount bonds with good structural characteristics. When desirable bonds were found which met our criteria, the portfolio sold current coupon bonds with short call features at a profit, which provided funds for the reinvestment.
    We will continue to manage the portfolio utilizing a similar strategy as we enter 1998. The Fund is well balanced across the coupon range. The market had a very positive tone until late in the fourth quarter and slowed down further as we got into the latter part of January. Going forward, the market may again see periods of volatility, although presently we are without any concrete signs of its direction. We expect that California securities will continue to be well sought after by national funds, as well as other California bond funds.
    Our primary tasks, which will guide our portfolio management decisions, are to earn a high level of current income to the extent it is consistent with the preservation of capital, while at the same time maintaining the Fund's high credit quality. Included in this report is a series of detailed statements outlining the portfolio's holdings and financial condition.
We hope you find them to be informative. Please know that we greatly appreciate your continued confidence in the Fund and the Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
February 18, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND             JANUARY 31, 1998
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
[Exhibit A:
$22,230
Lehman Brothers
Municipal Bond Index*
Dollars
$20,873
Dreyfus Premier
California Municipal
Bond Fund
(Class A Shares)
*Source: Lehman Brothers]

Average Annual Total Returns
                        Class A Shares                                              Class B Shares
_______________________________________________________        _________________________________________________________
                                                                                                    % Return Reflecting
                                            % Return                                               Applicable Contingent
                                           Reflecting                                 % Return         Deferred Sales
                       % Return Without  Maximum Initial                             Assuming No        Charge Upon
Period Ended 1/31/98    Sales Charge     Sales Charge (4.5%)   Period Ended 1/31/98  Redemption         Redemption*
___________________     ____________     ________________      ________________      __________    _________________
1 Year                         9.27%           4.38%           1 Year                     8.69%             4.69%
5 Years                        6.97            5.99            5 Years                    6.40              6.09
10 Years                       8.13            7.64            From Inception (1/15/93)   6.59              6.44
                        Class C Shares
_______________________________________________________
                                          % Return Reflecting
                                         Applicable Contingent
                              % Return      Deferred Sales
                              Assuming       Charge Upon
Period Ended 1/31/98      No Redemption     Redemption**
___________________        ____________   __________________
1 Year                         8.42%           7.42%
From Inception (6/2/95)        6.12            6.12

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier California Municipal Bond Fund on 1/31/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in California municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.
 The Index does not take into account charges, fees and other expenses and is not limited to investments principally in California municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                             JANUARY 31, 1998
                                                                                                  Principal
Long-Term Municipal Investments-99.0%                                                               Amount              Value
                                                                                                ______________      ______________
California-91.0%
Alameda County, COP (Refunding and Capital Projects)
  5%, 6/1/2022 (Insured; AMBAC).............................................                    $    2,000,000  $   1,966,680
Anaheim Public Financing Authority, Tax Allocation Revenue
  (Redevelopment Project Alpha) 6.45%, 12/28/2018 (Insured; MBIA)...........                         4,000,000      4,531,640
California 6.125%, 10/1/2011 (Insured; FGIC)................................                         2,875,000      3,346,299
California Department of Water Resources, Water System Revenue, Refunding
  (Central Valley Project) 5%, 12/1/2022....................................                         6,000,000      5,907,300
California Educational Facilities Authority, Revenue (Stanford University)
  5.20%, 12/1/2027..........................................................                         5,000,000      5,095,100
California Health Facilities Financing Authority, Revenue
  (Saint Francis Memorial Hospital) 5.875%, 11/1/2023.......................                         4,500,000      4,984,740
California Housing Finance Agency, Home Mortgage Revenue:
  6.15%, 8/1/2016...........................................................                         3,000,000      3,198,390
  6.70%, 8/1/2025...........................................................                         1,825,000      1,960,105
  7.50%, 8/1/2029...........................................................                           825,000        859,196
  8%, 8/1/2029..............................................................                           405,000        422,419
  7.60%, 8/1/2030...........................................................                         1,355,000      1,432,276
California Pollution Control Financing Authority:
  Exempt Facilities Revenue (Mobil Oil Corp. Project) 5.50%, 12/1/2029......                         2,890,000      2,970,573
  SWDR (North County Recycling Center) 6.75%, 7/1/2011......................                         2,500,000      2,907,825
California Public Works Board, LR:
  (Secretary of State):
    6.50%, 12/1/2008 (Insured; AMBAC).......................................                         1,400,000      1,657,110
    6.75%, 12/1/2012 (Prerefunded 12/1/2012) (a)............................                         3,475,000      3,960,944
  (State University) 5.40%, 10/1/2022.......................................                         4,250,000      4,372,060
Contra Costa County Water District, Water Revenue:
  6%, 10/1/2011 (Insured; MBIA).............................................                         1,475,000      1,623,075
  5%, 10/1/2024 (Insured; MBIA).............................................                         2,250,000      2,207,588
  Refunding 5%, 10/1/2018...................................................                         1,940,000      1,927,506
El Dorado Unified High School District 5%, 8/1/2022 (Insured; FGIC).........                         3,320,000      3,273,852
Eureka Public Financing Authority, Tax Allocation Revenue, Refunding
  (Eureka Redevelopment Projects) 6.25%, 11/1/2011 (Insured; CGIC)..........                         2,000,000      2,229,140
Fontana Public Financing Authority, Tax Allocation Revenue, Refunding
  (North Fontana Redevelopment Project) 7.25%, 9/1/2020.....................                         4,250,000      4,497,435
Fresno, Sewer Revenue 5%, 9/1/2023 (Insured; MBIA)..........................                         2,000,000      1,971,500
Madera County, COP (Valley Children's Hospital):
  6.25%, 3/15/2006 (Insured; MBIA)..........................................                         2,250,000      2,549,722
  6.50%, 3/15/2009 (Insured; MBIA)..........................................                         3,370,000      4,005,110
Metropolitan Water District, Southern California Waterworks Revenue 5%, 7/1/2026                     8,600,000      8,471,344
Monrovia Redevelopment Agency, Tax Allocation, Refunding
  (Central Redevelopment Project) 6.70%, 5/1/2021 (Insured; AMBAC)..........                         2,000,000      2,222,920

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 JANUARY 31, 1998
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount              Value
                                                                                                ______________      ______________
California (continued)
Mount Shasta, HR, COP (Mercy Medical Center)
  7.25%, 7/1/2019 (Prerefunded 7/1/1999) (a)................................                    $    1,770,000  $   1,889,263
Nevada County, COP (Western Nevada Co. Solid Waste-McCourtney Road Landfill)
  7.50%, 6/1/2021...........................................................                         2,200,000      2,353,274
Northern California Power Agency, Public Power Revenue, Refunding
  (Hydroelectric Project No. 1) 6.30%, 7/1/2018 (Insured; MBIA).............                         6,000,000      7,064,820
Orange County, Special Tax (Community Facilities District No. 87):
  7.75%, 8/15/2014..........................................................                         2,375,000      2,484,155
  7.80%, 8/15/2015 (Prerefunded 8/15/2000) (a)..............................                         2,000,000      2,226,060
Orange Cove, Irrigation District Revenue, COP (Rehabilitation Project)
  7.25%, 2/1/2012 (Prerefunded 2/1/2001) (a)................................                         3,000,000      3,329,730
Redwood City Elementary School District, Capital Appreciation:
  Zero Coupon, 8/1/2019 (Insured; FGIC).....................................                         5,075,000      1,704,134
  Zero Coupon, 8/1/2021 (Insured; FGIC).....................................                         5,725,000      1,736,850
  Zero Coupon, 8/1/2022 (Insured; FGIC).....................................                         6,025,000      1,737,369
Richmond Joint Powers Financing Authority, Revenue
  7.25%, 5/15/2013 (Prerefunded 5/15/2000) (a)..............................                         1,500,000      1,639,425
Riverside County:
  Asset Leasing Corp., Leasehold Revenue (Riverside County Hospital Project)
    5%, 6/1/2019 (Insured; MBIA)............................................                         5,000,000      4,915,950
  SFMR 7.80%, 5/1/2021 (Collateralized; GNMA)...............................                         1,250,000      1,706,438
Sacramento County, Special Tax (Community Facilities District No. 1):
  8.20%, 12/1/2010 (Prerefunded 12/1/2000) (a)..............................                         2,250,000      2,548,508
  8.25%, 12/1/2020 (Prerefunded 12/1/2000) (a)..............................                         2,000,000      2,268,000
Salida Area Public Facilities Financing Agency, Community Facilities
District, Refunding
  Special Tax 5.25%, 9/1/2028 (Insured; FSA)................................                         5,800,000      5,859,972
San Francisco City and County Airports Commission, International Airport
Revenue
  (Special Facilities Lease) 5.25%, 1/1/2023 (Insured; AMBAC)...............                         5,830,000      5,848,714
San Joaquin Hills Transportation Corridor Agency, Highway Revenue, Refunding
  5.25%, 1/15/2030 (Insured; MBIA)..........................................                         5,000,000      5,037,200
Santa Clara County Transit District, Sales Tax Revenue, Refunding 5%, 6/1/2013                       1,100,000      1,122,858
Saratoga Unified School District, Capital Appreciation:
  Zero Coupon, 9/1/2018 (Insured; FGIC).....................................                         2,150,000        760,885
  Zero Coupon, 9/1/2019 (Insured; FGIC).....................................                         3,410,000      1,140,202
  Zero Coupon, 9/1/2020 (Insured; FGIC).....................................                         2,500,000        794,550
  Zero Coupon, 9/1/2021 (Insured; FGIC).....................................                         3,850,000      1,163,085
  Zero Coupon, 9/1/2022 (Insured; FGIC).....................................                         3,820,000      1,096,913
Simi Valley:
  Single Family Residential Mortgage Revenue 7.625%, 8/1/2022 (b)...........                           665,244        113,091
  Unified School District, COP (Refunding and Capital Improvement Projects):
    5.25%, 8/1/2017 (Insured; AMBAC)........................................                           575,000        600,829
    5.25%, 8/1/2022 (Insured; AMBAC)........................................                         1,000,000      1,039,420

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 JANUARY 31, 1998
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount             Value
                                                                                                ______________      ______________
California (continued)
Southern California Rapid Transit District, COP (Worker's Compensation Fund)
  6%, 7/1/2010 (Insured; MBIA)..............................................                    $    2,045,000  $   2,182,751
University of California, Revenues, Refunding (Multiple Purpose Projects)
  5%, 9/1/2009 (Insured; MBIA)..............................................                         4,000,000      4,196,240
Victor Elementary School District Zero Coupon, 6/1/2015 (Insured; MBIA).....                         1,000,000        424,080
Vista, MFHR, Refunding (Vista Hacienda Project) 6.95%, 4/1/2017.............                         3,000,000      3,181,140
West Covina Redevelopment Agency, Community Facilities District, Refunding,
Special Tax
  6%, 9/1/2022..............................................................                         3,000,000      3,344,160
U.S. Related-8.0%
Puerto Rico Commonwealth Highway and Transportation Authority, Highway
Revenue
  5.50%, 7/1/2013 (Insured; MBIA)...........................................                         7,250,000      7,947,813
Puerto Rico Electric Power Authority, Power Revenue, Refunding 7.125%, 7/1/2014                      2,000,000      2,114,820
Virgin Islands Public Finance Authority, Revenue 7.30%, 10/1/2018...........                         3,100,000      3,989,142
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $163,081,267)...................                                     $174,113,690
                                                                                                                =============
Short-Term Municipal Investments-1.0%
California:
California Pollution Control Financing Authority, SWDR
  (Shell Oil Co. Martinez Project) VRDN 3.60% (c)
  (cost $1,800,000).........................................................                    $    1,800,000  $   1,800,000
                                                                                                                =============
TOTAL INVESTMENTS-100.0% (cost $164,881,267)................................                                     $175,913,690
                                                                                                                =============

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
CGIC          Capital Guaranty Insurance Company                 MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
GNMA          Government National Mortgage Association           SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            _________                      ___________________         _____________________
AAA                                Aaa                            AAA                               61.2%
AA                                 Aa                             AA                                16.1
A                                  A                              A                                  9.2
BBB                                Baa                            BBB                                7.0
DDD                                D                              D                                   .1
F1                                 MIG1, VMIG1 & P1               SP1, A1                            1.0
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      5.4
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Non-income producing security; interest payments in default.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                JANUARY 31, 1998
                                                                                                 Cost              Value
                                                                                            _____________     _____________
ASSETS:                          Investments in securities-See Statement of Investments      $164,881,267      $175,913,690
                                 Cash.......................................                                        243,337
                                 Interest receivable........................                                      2,349,315
                                 Receivable for investment securities sold..                                        247,555
                                 Receivable for shares of Beneficial Interest subscribed                             14,382
                                 Prepaid expenses...........................                                         20,116
                                                                                                              _____________

                                                                                                                178,788,395
                                                                                                              _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       84,020
                                 Due to Distributor.........................                                         49,462
                                 Payable for shares of Beneficial Interest redeemed                                  94,907
                                 Accrued expenses and other liabilities.....                                         67,613
                                                                                                              _____________

                                                                                                                    296,002
                                                                                                              _____________
NET ASSETS..................................................................                                   $178,492,393
                                                                                                              =============
REPRESENTED BY:                  Paid-in capital............................                                   $166,147,135
                                 Accumulated net realized gain (loss) on investments                              1,312,835
                                 Accumulated net unrealized appreciation
                                 (depreciation) on investments-Note 4.......                                     11,032,423
                                                                                                              _____________
NET ASSETS..................................................................                                   $178,492,393
                                                                                                              =============

                                                 NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                              Class A          Class B            Class C
                                                                           ____________      ____________      ____________
Net Assets....................................................             $152,415,694       $24,941,991        $1,134,708
Shares Outstanding............................................               11,719,885         1,916,750            86,989
NET ASSET VALUE PER SHARE.....................................                   $13.00            $13.01            $13.04
                                                                                =======           =======           =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                   YEAR ENDED JANUARY 31, 1998
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $10,287,726
EXPENSES:                        Management fee-Note 3(a)...................                   $  1,000,358
                                 Shareholder servicing costs-Note 3(c)......                        534,601
                                 Distribution fees-Note 3(b)................                        125,293
                                 Professional fees..........................                         58,078
                                 Trustees' fees and expenses-Note 3(d)......                         34,845
                                 Registration fees..........................                         30,631
                                 Custodian fees.............................                         20,575
                                 Prospectus and shareholders' reports.......                         19,992
                                 Loan commitment fees-Note 2................                          1,941
                                 Miscellaneous..............................                         30,728
                                                                                               ____________
                                       Total Expenses.......................                                         1,857,042
                                                                                                                  ____________
INVESTMENT INCOME-NET.......................................................                                         8,430,684
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $  3,280,416
                                 Net unrealized appreciation (depreciation)
                                     on investments                                               4,512,474
                                                                                               ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         7,792,890
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $16,223,574
                                                                                                                  ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended              Year Ended
                                                                                     January 31, 1998        January 31, 1997
                                                                                    _________________      _________________
OPERATIONS:
    Investment income-net.................................................          $    8,430,684          $    9,832,483
    Net realized gain (loss) on investments...............................               3,280,416                (566,869)
    Net unrealized appreciation (depreciation) on investments.............               4,512,474              (3,558,911)
                                                                                     _____________           _____________
          Net Increase (Decrease) in Net Assets Resulting from Operations.              16,223,574               5,706,703
                                                                                     _____________           _____________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares......................................................              (7,570,235)             (8,690,991)
      Class B shares......................................................              (1,000,094)               (946,983)
      Class C shares......................................................                 (42,303)                (12,561)
    Net realized gain on investments:
      Class A shares......................................................              (1,206,503)             (2,095,781)
      Class B shares......................................................                (190,234)               (255,409)
      Class C shares......................................................                  (8,840)                 (6,301)
                                                                                     _____________           _____________
          Total Dividends.................................................             (10,018,209)            (12,008,026)
                                                                                     _____________           _____________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares......................................................               6,052,942               8,651,433
      Class B shares......................................................               2,973,938               1,280,059
      Class C shares......................................................                  56,833               1,027,540
    Dividends reinvested:
      Class A shares......................................................               4,163,733               5,153,147
      Class B shares......................................................                 801,848                 814,039
      Class C shares......................................................                  25,641                  18,682
    Cost of shares redeemed:
      Class A shares......................................................             (29,276,730)            (30,300,379)
      Class B shares......................................................              (4,175,648)             (2,638,241)
      Class C shares......................................................                 (15,301)                (22,854)
    Net assets received in connection with reorganization-Note 1..........               7,279,683                ----
                                                                                     _____________           _____________
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions      (12,113,061)            (16,016,574)
                                                                                     _____________           _____________
            Total Increase (Decrease) in Net Assets.......................              (5,907,696)            (22,317,897)
NET ASSETS:
    Beginning of Period...................................................             184,400,089             206,717,986
                                                                                     _____________           _____________
    End of Period.........................................................            $178,492,393            $184,400,089
                                                                                     =============           =============
UNDISTRIBUTED INVESTMENT INCOME-NET.......................................                ----                    $181,948
                                                                                     _____________           _____________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                  Shares
                                                                                    __________________________________
                                                                                        Year Ended        Year Ended
                                                                                     January 31, 1998   January 31, 1997
                                                                                    _________________  _________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold...........................................................               481,610           683,893
    Shares issued in connection with reorganization-Note 1................               254,624            ----
    Shares issued for dividends reinvested................................               326,898           410,136
    Shares redeemed.......................................................            (2,301,642)       (2,413,048)
                                                                                      __________        __________
                                    Net Increase (Decrease) in Shares Outstanding     (1,238,510)       (1,319,019)
                                                                                      ==========        ==========
    Class B
    ________
    Shares sold...........................................................               235,183           101,503
    Shares issued in connection with reorganization-Note 1................               332,365            ----
    Shares issued for dividends reinvested................................                62,876            64,758
    Shares redeemed.......................................................              (329,709)         (209,533)
                                                                                      __________        __________
                                    Net Increase (Decrease) in Shares Outstanding        300,715           (43,272)
                                                                                      ==========        ==========
    Class C
    ________
    Shares sold...........................................................                 4,444            81,879
    Shares issued in connection with reorganization-Note 1................                    82             ----
    Shares issued for dividends reinvested................................                 2,007             1,482
    Shares redeemed.......................................................                (1,165)           (1,821)
                                                                                      __________        __________
                                    Net Increase (Decrease) in Shares Outstanding          5,368            81,540
                                                                                      ==========        ==========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                    Class A Shares
                                                               ______________________________________________________
                                                                                Year Ended January 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1998        1997        1996        1995        1994
                                                               ______      ______      ______      ______      ______
    Net asset value, beginning of period.........              $12.58      $12.97      $12.24      $13.64      $12.80
                                                               ______      ______      ______      ______      ______
    Investment Operations:
    Investment income-net........................                 .60         .65         .67         .72         .77
    Net realized and unrealized gain (loss)
      on investments.............................                 .53        (.24)       1.02        (.80)        .94
                                                               ______      ______      ______      ______      ______
    Total from Investment Operations.............                1.13         .41        1.69        (.08)       1.71
                                                               ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net.........                (.61)       (.64)       (.67)       (.72)       (.77)
    Dividends from net realized gain on investments              (.10)       (.16)       (.29)       (.60)       (.10)
                                                               ______      ______      ______      ______      ______
    Total Distributions..........................                (.71)       (.80)       (.96)      (1.32)       (.87)
                                                               ______      ______      ______      ______      ______
    Net asset value, end of period...............              $13.00      $12.58      $12.97      $12.24      $13.64
                                                               ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN*.........................                9.27%       3.31%      14.15%      (4.34%)     13.62%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .95%        .92%        .93%        .90%        .78%
    Ratio of net investment income
      to average net assets......................                4.71%       5.18%       5.22%       5.72%       5.71%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                   -           -           -         .02%        .15%
    Portfolio Turnover Rate......................              103.75%      39.76%      92.42%      37.39%      26.69%
    Net Assets, end of period (000's Omitted)....            $152,416    $163,030    $185,187    $191,939    $245,435
*  Exclusive of sales load.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                    Class B Shares
                                                               ______________________________________________________
                                                                                Year Ended January 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1998        1997        1996        1995        1994
                                                               ______      ______      ______      ______      ______
    Net asset value, beginning of period.........              $12.59      $12.98      $12.25      $13.64      $12.81
                                                               ______      ______      ______      ______      ______
    Investment Operations:
    Investment income-net........................                 .53         .59         .60         .65         .69
    Net realized and unrealized gain (loss)
      on investments.............................                 .53        (.25)       1.02        (.79)        .93
                                                               ______      ______      ______      ______      ______
    Total from Investment Operations.............                1.06         .34        1.62        (.14)       1.62
                                                               ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net.........                (.54)       (.57)       (.60)       (.65)       (.69)
    Dividends from net realized gain on investments              (.10)       (.16)       (.29)       (.60)       (.10)
                                                               ______      ______      ______      ______      ______
    Total Distributions..........................                (.64)       (.73)       (.89)      (1.25)       (.79)
                                                               ______      ______      ______      ______      ______
    Net asset value, end of period...............              $13.01      $12.59      $12.98      $12.25      $13.64
                                                               ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN*.........................                8.69%       2.79%      13.55%      (4.77%)     12.91%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                1.46%       1.44%       1.45%       1.42%       1.31%
    Ratio of net investment income
      to average net assets......................                4.18%       4.66%       4.69%       5.17%       4.90%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                   -           -           -         .02%        .13%
    Portfolio Turnover Rate......................              103.75%      39.76%      92.42%      37.39%      26.69%
    Net Assets, end of period (000's Omitted)....             $24,942     $20,341     $21,530     $18,981     $16,906
*  Exclusive of sales load.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                                Class C Shares
                                                                                       ______________________________
                                                                                            Year Ended January 31,
                                                                                       ______________________________
PER SHARE DATA:                                                                          1998        1997        1996(1)
                                                                                       ______      ______      ______
    Net asset value, beginning of period..................................             $12.61      $12.98      $12.98
                                                                                       ______      ______      ______
    Investment Operations:
    Investment income-net.................................................                .50         .54         .37
    Net realized and unrealized gain (loss)
      on investments......................................................                .53        (.21)        .29
                                                                                       ______      ______      ______
    Total from Investment Operations......................................               1.03         .33         .66
                                                                                       ______      ______      ______
    Distributions:
    Dividends from investment income-net..................................               (.50)       (.54)       (.37)
    Dividends from net realized gain on investments.......................               (.10)       (.16)       (.29)
                                                                                       ______      ______      ______
    Total Distributions...................................................               (.60)       (.70)       (.66)
                                                                                       ______      ______      ______
    Net asset value, end of period........................................             $13.04      $12.61      $12.98
                                                                                       ======      ======      ======
TOTAL INVESTMENT RETURN(2)................................................               8.42%       2.67%       7.90%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................               1.68%       1.77%       4.42%(3)
    Ratio of net investment income
      to average net assets...............................................               3.92%       4.33%       4.31%(3)
    Portfolio Turnover Rate...............................................             103.75%      39.76%      92.42%
    Net Assets, end of period (000's Omitted).............................             $1,135      $1,029          $1
(1)    From June 2, 1995 (commencement of initial offering) to January 31, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier California Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified, open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On October 31, 1996, the Board of Trustees approved, subject to approval by the shareholders of the California Series of Dreyfus Premier Insured Municipal Bond Fund ("DPIMBF-California Series"), an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the DPIMBF-California Series' assets and liabilities to the Fund in a tax free exchange for shares of beneficial interest of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of DPIMBF-California Series on March 10, 1997, and was consummated after the close of business on April 1, 1997 at which time 264,212 Class A shares valued at $11.95 per share, 344,304 Class B shares valued at $11.97 per share and 1,020 Class C shares valued at $11.96 per share, representing combined net assets of $7,279,683 (including $86,206 net unrealized appreciation on investments) were exchanged by DPIMBF-California Series for the respective number of Class A, Class B and Class C shares of the Fund.
    On January 8, 1997, the Fund's Trustees approved a change to the Fund's name from "Premier California Municipal Bond Fund" to "Dreyfus Premier California Municipal Bond Fund," which became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for
DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended January 31, 1998, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended January 31, 1998, the Fund was charged $117,214 and $8,079 for Class B and Class C shares, respectively, pursuant to the Distribution Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 1998, the Fund was charged $393,408, $58,607 and $2,693 for Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended January 31, 1998, the Fund was charged $64,396 pursuant to the transfer agency agreement.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended January 31, 1998 amounted to $172,233,902 and $182,211,669, respectively.
    At January 31, 1998, accumulated net unrealized appreciation on investments was $11,032,423, consisting of $11,700,720 gross unrealized appreciation and $668,297 gross unrealized depreciation.
    At January 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier California Municipal Bond Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Premier California Municipal Bond Fund, including the statement of investments, as of January 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of January 31, 1998 by correspond ence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier California Municipal Bond Fund at January 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  [ERNST & YOUNG LLP signature logo]

New York, New York
March 4, 1998
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended January 31, 1998:
    -all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes), and
    -the Fund hereby designates $.0975 per share as a long-term capital gain distribution (of which 100% is subject to the 20% maximum Federal tax rate) of the $.1017 per share paid on December 4, 1997.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gains distributions paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.



DREYFUS PREMIER CALIFORNIA
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                            PCCAR981
Annual Report
Dreyfus Premier
California Municipal
Bond Fund
January 31, 1998
Registration Mark
[Dreyfus lion 2/hres logo]